Supplement dated November 14, 2016
to the Prospectuses, as supplemented, of each of the following funds:
Fund	Prospectuses Dated
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio - Managed Volatility Conservative Fund	5/1/16
Columbia Variable Portfolio - Managed Volatility Conservative Growth Fund	5/1/16
Columbia Variable Portfolio - Managed Volatility Growth Fund	5/1/16
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Managed Volatility Moderate Growth Fund	5/1/16
As of November 14, 2016, for each fund, the information under the caption "Principal Investment Strategies" under the subheader "Investment Process" in the "Summary of the Fund" and "More Information About the Fund" sections is hereby revised to read as follows:
Investment Process
Columbia Management uses the following two-part investment process that, together, pursues total return while seeking to manage the Fund’s exposure to equity market volatility:
■	Selects and determines allocations to the Underlying Funds (referred to as the Strategic Allocation); and
■	Invests in and determines allocations to the Tactical Assets to modify desired asset class exposures (referred to as the Tactical Allocation).
Columbia Management makes adjustments to Fund’s investment exposure based on anticipated volatility, an early indicator of how equity markets may perform. Volatility refers to the ups and down in the market and can run in cycles of several months or even years.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6598-4 A (11/16)